Statement of Operations (USD $)	4 Months Ended
Sep. 30, 2014
Revenue
Net revenue	$ 439
Expenses
General and administrative	19,281
Sales and marketing	211,742
Professional fees	387,906
Total operating expenses	618,929
Gain (loss) from operations	(618,490)
Other income (expense)
Interest expense	(4,452)
Total other expenses	(4,452)
Net loss	$ (622,942)
Net loss per share - basic and diluted	$ (0.01)
Weighted average shares outstanding	48,500,000